FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 1, 2006

                        Rush Financial Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Texas                    000-24057                   75-1847108
 -----------------------     ---------------------        -------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                          Identification No.)


                  13355 Noel Road, Suite 300. Dallas, TX 75240
           ----------------------------------------------------------
           (Address of principal execute offices, including zip code)

                                 (972) 450-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 1, 2006, Mr. D.M. (Rusty) Moore, Jr. was terminated as Chief Executive Officer of Rush Financial Technologies, Inc. (the "Company"). Michael Nolan has been appointed interim Chief Executive Officer. Mr. Nolan is currently President of Terra Nova Trading, L.L. C. ("Terra Nova"), a wholly owned subsidiary of the Company. The Board is in the process of initiating a search for a permanent replacement for Mr. Moore.

Also effective August 1, Ms. Patricia Kane is replacing Mr. Randy Rutledge as Chief Financial Officer. Mr. Rutledge will continue to be employed by the Company.

Mr. Nolan became President of Terra Nova with the Company's acquisition of Terra Nova in May 2006. Mr. Nolan had been Vice President of Terra Nova since July 1998, and has served as Terra Nova's Chief Operations Officer since January 2000.

Ms. Kane became Chief Operating Officer of the Company upon the acquisition of Terra Nova in May 2006. Ms. Kane joined Terra Nova as its Chief Financial Officer in April 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 4, 2006                 RUSH FINANCIAL TECHNOLOGIES, INC.
                                      (Registrant)

                                      By: /s/ Michael Nolan
                                          --------------------------------------
                                          Michael Nolan, Chief Executive Officer



                                       2